FIRST AMENDMENT TO FORBEARANCE AGREEMENT

THIS FIRST AMENDMENT TO FORBEARANCE AGREEMENT (this “Amendment”), dated as of August 15, 2018, is entered into and between by and between Super G Capital, LLC, a Delaware limited liability company (“Lender”), Precision Opinion, Inc., a Nevada corporation (“Borrower”), and James T. Medick, an individual residing at 2482 Hollow Rock Road, Las Vegas, NV 89135 (“Guarantor”). Borrower and Guarantor are sometimes referred to herein, as the “Credit Parties”.

W I T N E S S E T H:

WHEREAS, the Lender and the Borrower are parties to (i) that certain Business Loan & Security Agreement, dated as of September 13, 2017 (as amended, restated, supplemented or modified from time to time, the “Loan Agreement”) by and between Lender and Borrower; (ii) all other instruments, agreements and other documents executed or delivered in connection therewith (each as amended or otherwise modified, and collectively with the Loan Agreement, the “Loan Documents”);

WHEREAS, each of the Credit Parties previously entered into that certain Forbearance Agreement (the “Forbearance Agreement”), dated as of July 8, 2018, by and among Lender, and the Credit Parties; and

WHEREAS, the Credit Parties and Lender have agreed to amend certain provisions of the Forbearance Agreement subject to the terms and on the conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. DEFINITIONS. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

SECTION 2. AMENDMENT TO FORBEARANCE AGREMEENT.

2.1 Upon the First Amendment Effective Date (as defined in the First Amendment to Forbearance Agreement dated August 15, 2018), the definition of “Forbearance Termination Date” as set forth in the Forbearance Agreement is hereby amended to delete the reference to “August 15, 2018” and substitute “September 30, 2018” therefor.

2.2 Upon the First Amendment Effective Date, Section 5.5 of the Forbearance Agreement is amended and restated in its entirety to read as follows:

“5.5 Payments to Lender. Borrower hereby respresents, covenants and agrees that:

(a) On or before September 30, 2018, Borrower shall pay to Lender an amount (the “Required Payment Amount”) equal to the sum of (i) $250,000, plus (ii) any other repayments, fees, interest or other amounts that are due or that may become due and payable during the period commencing on the Forbearance Effective Date and terminating on September 30, 2018 (exclusive of the additional 5% interest charge set forth in Section 2.3 of the Loan Agreement); provided that if Lender receives payment of the Required Payment Amount on or before September 30, 2018, then Lender shall waive its right to demand payment of the additional 5% interest charge that is otherwise applicable to the outstanding Obligations in accordance with Section 2.3 of the Loan Agreement.

(b) If Borrower fails to make payment of the Required Payment Amount to Lender on or before September 30, 2018, then Borrower shall pay to Lender an additional late fee in the amount of $50,000, which fee shall become fully earned, due and payable at 4:00 p.m. (Eastern Time) on September 30, 2018.”

SECTION 3. CONDITIONS TO EFFECTIVENESS.

3.1 The provisions contained in Section 2 herein shall be effective only upon the satisfaction of each of the following conditions precedent, in a manner satisfactory to Lender, or otherwise waived by Lender in its sole discretion (the date on which such conditions precedent are satisfied or waived by Lender shall be the “First Amendment Effective Date”):

(a) the receipt by Lender, in form and substance satisfactory to Lender, of an original (or faxed or electronic copy) of this Amendment, duly authorized, executed and delivered by Borrower;

(b) receipt by Lender of payment from Borrower of all costs and expenses, including, without limitation, all legal fees and expenses, incurred by Lender in the structuring, negotiation, arrangement and/or preparation of this Amendment and the agreements, documents and/or instruments in connection herewith or contemplated hereby;

(c) all of the representations and warranties contained in the Forbearance Agreement, the Loan Agreement and each of the other Loan Documents, as amended hereby, shall be true and correct in all material respects after giving effect to this Amendment, except to the extent that any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date;

(d) the receipt by Lender, in form and substance satisfactory to Lender, of an original (or faxed or electronic copy) amendment to that certain forbearance agreement dated on or about July 8, 2018, by and between Heritage and Borrower, duly authorized, executed and delivered by each of the parties thereto;

(e) the receipt by Lender of a Third Amendment to Loan Agreement, duly authorized, executed and delivered by Borrower; and

(f) after giving effect to the provisions of this Amendment, no default, or Event of Default shall exist or shall have occurred and be continuing.

SECTION 4. PROVISIONS OF GENERAL APPLICATION.

4.1 Effect of this Amendment. Except as expressly set forth herein, no other changes or modifications to the Loan Agreement or any of the other Loan Documents are intended or implied, and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. This Amendment and any instruments or documents delivered or to be delivered in connection herewith, represent the entire agreement and understanding concerning the subject matter hereof and thereof between the parties hereto, and supersede all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written. To the extent of conflict between the terms of this Amendment, the Forbearance Agreement and the other Loan Documents, the terms of this Amendment shall control. The Loan Agreement, this Amendment and this Forbearance Agreement shall be read and construed as one agreement.

4.2 Binding Agreement; No Third Party Beneficiaries. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and its respective successors and assigns. This Amendment is solely for the benefit of Lender and the Credit Parties and each of their respective successors and assigns, and no other person shall have any right, benefit, priority or interest under, or because of the existence of, this Amendment.

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4.3 Costs and Expenses. In addition to all other fees and expenses payable by Borrowers to Lender under the Loan Documents or otherwise, Borrower shall reimburse Lender for all costs and expenses including, without limitation, all legal fees and expenses incurred by Lender in the structuring, negotiation, arrangement and/or preparation of this Amendment and the agreements, documents and/or instruments in connection herewith or contemplated hereby.

4.4 Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be reasonably necessary or desirable to effectuate the provisions and purposes of this Amendment, including without limitation any additional documentation to evidence or perfect Lender’s liens in the assets of the Credit Parties.

4.5 No Duress. This Amendment has been entered into without force or duress, of the free will of each Credit Party. Each Credit Party’s decision to enter into this Amendment is a fully informed decision and such Credit Party is aware of all legal and other ramifications of such decision.

4.6 Counsel. Each Credit Party has read and understands this Amendment, has consulted with and been represented by legal counsel in connection herewith, and has been advised by its counsel of its rights and obligations hereunder and thereunder.

4.7 Governing Law. The validity, interpretation and enforcement of this Amendment and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of California but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of California.

4.8 Waiver of Jury Trial. To the fullest extent permitted by applicable law, each of the Credit Parties hereby irrevocably waives any right to trial by jury of any claim, demand, action or cause of action arising under this agreement or in any way connected with or related or incidental to the dealings of the parties hereto in respect of this agreement or the transactions contemplated hereby, in each instance whether now existing or hereafter arising and whether in contract, tort, equity or otherwise.

4.9 Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment.

4.10 Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Amendment by telecopier or other electronic method of transmission shall have the same force and effect as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telecopier or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment as to such party or any other party.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by its authorized officers as of the day and year first above written.

LENDER:

SUPER G CAPITAL, LLC, a Delaware limited liability company

By:	/s/ Marc Cole
Name:	Marc Cole
Title:	Chief Financial Officer

BORROWER:

PRECISION OPINION, INC., a Nevada corporation

By:	/s/ Bruce Baum
Name:	Bruce Baum
Title:	CFO

Guarantor:

/s/ James T. Medick
James T. Medick, individually

Address:
2482 Hollow Rock Road
Las Vegas, NV 89135

Signature Page to First Amendment to Forbearance Agreement

GUARANTOR’s REAFFIRMATION AND CONSENT

All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Business Loan & Security Agreement, dated as of September 13, 2017 (as amended, restated, supplemented or otherwise modified, the “Loan Agreement”), by and between SUPER G CAPITAL, LLC (“Lender”) and PRECISION OPINION, INC., a Nevada corporation (“Borrower”), or in that certain Forbearance Agreement, dated as of July 6, 2018 (the “Forbearance Agreement”), by and between Lender and Borrower. The undersigned hereby (a) represents and warrants to Lender that the execution, delivery, and performance of this Reaffirmation and Consent are within his powers, are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of any contract or undertaking to which he is a party or by which any of his properties may be bound or affected; (b) consents to the transactions contemplated by this Amendment; (c) acknowledges and reaffirms his obligations owing to the Lender under any Loan Documents to which he is a party (including without limitation the Guaranty and Suretyship Agreement, dated as of September 13, 2017 (the “Guaranty”), executed by the undersigned, in connection with the execution of the Loan Agreement); and (d) agrees that each of the Loan Documents (including without limitation the Guaranty and Suretyship Agreement) to which he is a party is and shall remain in full force and effect. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, he understands that the Lender has no obligations to inform him of such matters in the future or to seek his acknowledgment or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile or electronic pdf file shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile or electronic pdf file also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of California.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this Reaffirmation and Consent to be executed as of the date of this Amendment.

/s/ James T. Medick
James T. Medick

Address:
2482 Hollow Rock Road
Las Vegas, NV 89135

Signature Page to Guarantor’s Reaffirmation and Consent